SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material pursuant to §240.14a-12

KENTUCKY FIRST FEDERAL BANCORP
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Parent Company of First Federal Savings and Loan of Hazard

and First Federal Savings Bank of Frankfort

October 14, 2016

Dear Stockholder:

We invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Kentucky First Federal Bancorp (the “Company”) to be held at Challenger Learning Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Tuesday, November 15, 2016 at 4:00 p.m., Eastern time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the Company’s operations to date. Directors and officers of the Company and First Federal Savings and Loan Association of Hazard and First Federal Savings Bank of Kentucky will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend the Annual Meeting.

On behalf of the Board of Directors and all the employees of the Company and First Federal of Hazard and First Federal of Kentucky, we wish to thank you for your continued support.

Sincerely,	Sincerely,

Tony D. Whitaker	Don D. Jennings
Chairman of the Board	President and
Chief Executive Officer

KENTUCKY FIRST FEDERAL BANCORP

655 Main Street

P.O. Box 1069

Hazard, Kentucky 41702

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	4:00 p.m. on Tuesday, November 15, 2016

PLACE	Challenger Learning Center
Hazard Community and Technical College Campus
One Community College Drive
Hazard, Kentucky 41701

ITEMS OF BUSINESS	(1)	To elect three directors to serve for terms of three years each;

	(2)	To ratify the selection of Crowe Horwath, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017;

	(3)	To vote on a non-binding resolution to approve the compensation of the named executive officers;

	(4)	Such other business as may properly come before the meeting.

The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on September 30, 2016

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at
https://materials.proxyvote.com/491292.

BY ORDER OF THE BOARD OF DIRECTORS

Lee Ann Hockensmith
Secretary

Hazard, Kentucky

October 14, 2016

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Kentucky First Federal Bancorp (“the Company”) for the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) and for any adjournment or postponement of the meeting. The annual meeting will be held at the Challenger Learning Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Tuesday, November 15, 2016, at 4:00 p.m., Eastern time, and at any adjournment thereof.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about October 14, 2016.

NOTICE OF AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on November 15, 2016.

The proxy statement and the 2016 Annual Report to Stockholders are available on the Internet at https://materials.proxyvote.com/491292.

Who Can Vote at the Meeting

You are entitled to vote the shares of Kentucky First Federal Bancorp common stock that you owned as of the close of business on September 30, 2016. As of the close of business on September 30, 2016 (the “Record Date”), a total of 8,483,501 shares of Kentucky First Federal Bancorp common stock were outstanding. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of Kentucky First Federal Bancorp in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly in the Kentucky First Federal Bancorp Employee Stock Ownership Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.

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If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Kentucky First Federal Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you are a participant in the ESOP, see “Participants in the Kentucky First Federal Bancorp Employee Stock Ownership Plan” below for information on how to vote your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of at least a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy. Because First Federal MHC owns in excess of 50% of the outstanding shares of Kentucky First Federal Bancorp Common Stock, the votes it casts will insure the presence of a quorum.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect three directors to serve for terms of three years each.. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting to ratify the appointment of Crowe Horwath, LLP as the Company’s independent registered public accounting firm, you may vote in favor of this proposal, vote against this proposal, or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting.

In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of a majority of the votes cast at the annual meeting is required.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of the independent registered public accountants and the non-binding resolution to approve the compensation of the named executive officers, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposal.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors or on the advisory vote regarding the compensation of our named executive officers (Proposals 1 and 3 of this proxy statement). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or with respect to the advisory votes regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2 of this proxy statement).

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Voting by Proxy

The Board of Directors of Kentucky First Federal Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as determined by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

•	“FOR” each of the nominees for director;

•	“FOR” ratification of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017; and

•	“FOR” the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Kentucky First Federal Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Kentucky First Federal Bancorp Employee Stock Ownership Plan

If you participate in the Kentucky First Federal Bancorp Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction card that reflects all shares you may direct the ESOP trustees to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustees vote all allocated shares of Company common stock held by the ESOP as directed by the plan participants. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Please return your proxies as instructed as early as possible.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of nine members, all of whom are independent under the listing standards of the Nasdaq Stock Market, except William H. Johnson, Tony D. Whitaker and Don D. Jennings. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers — Transactions with Related Persons.” These include loans and lines of credit made by the banks in the ordinary course of business, which are made in compliance with federal lending regulations regarding loans to insiders and approved by the appropriate bank board of directors. In determining that Director Stephen G. Barker is independent, the Board of Directors considered that he received legal fees from First Federal of Hazard for services provided to First Federal of Hazard during the year ended June 30, 2016.

Board Leadership Structure and Board’s Role in Risk Oversight

Mr. Tony D. Whitaker serves as Chairman of the Board of the Company and First Federal of Hazard. Mr. Whitaker served as the President and Chief Executive Officer of the Company until December 31, 2012. Mr. Don D. Jennings serves as President and Chief Executive Officer of the Company. The Board of Directors has not designated a lead independent director.

Though different individuals serve in the position of Chairman of the Board and Chief Executive Officer, the Chairman of the Board had served as Chief Executive Officer until December 31, 2012 and continues to serve as an executive officer and; therefore, is not independent under the listing standards of the Nasdaq Stock Market. The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure is necessary to achieve effective oversight. The Board of the Company is currently comprised of nine directors, six of whom are independent directors under the listing standards of the Nasdaq Stock Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, having an independent director serve as Chairman would not serve to enhance or diminish the fiduciary duties of any director of the Company.

To further strengthen the regular oversight of the full Board, all various committees of the Board are comprised of independent directors. The Compensation Committee of the Board consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer and reports to the Board. In addition, the Audit Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions.  In the opinion of the Board of Directors, an independent chairman or the designation of a lead independent director does not add any value to this already effective process.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

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Committees of the Board of Directors

Below we provide the Company’s standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market. The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that has been approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually.

Audit Committee. The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is comprised of Chairman David R. Harrod, Walter G. Ecton, Jr., William D. Gorman, Jr., W. Banks Hudson and C. Michael Davenport. The committee met five times during the year. The Company’s Board of Directors has determined that one member of the Audit Committee, David R. Harrod, qualifies as an “audit committee financial expert” under the rules of the Nasdaq Stock Market.

The function of the Audit Committee is to review and discuss the audited financial statements with management, internal audit and the independent auditors; to determine the independent accountants’ qualifications and independence; to engage the independent auditors of the Company; to review the internal audit function and internal accounting controls; to review the internal audit plan; to review the Company’s compliance with legal and regulatory requirements; and to review the Company’s auditing, accounting and financial processes generally. The Audit Committee operates under a written charter, a copy of which is posted on the website of First Federal Savings Bank of Kentucky at www.ffsbky.bank, under the Policies tab (see “Corporate Policies.”)

Compensation Committee. The Compensation Committee is comprised of Chairman William D. Gorman, Jr., W. Banks Hudson, C. Michael Davenport, and Walter G. Ecton, Jr. The committee met once during the year. The Compensation Committee evaluates the compensation and fringe benefits of the directors, officers and employees and recommends changes.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, equity incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Chief Executive Officer makes recommendations to the Compensation Committee regarding compensation of directors and executive officers other than himself, but final compensation decisions are made by the Board of Directors based on the recommendation of the Compensation Committee.

The Compensation Committee operates under a written charter that establishes the Compensation Committee’s responsibilities. The Compensation Committee and the Board of Directors review the Charter periodically to ensure that the scope of the charter is consistent with the Compensation Committee’s expected role. Under the charter, the Compensation Committee is charged with general responsibility for the oversight and administration of the Company’s compensation program. The charter vests in the Compensation Committee principal responsibility for determining the compensation of the Chief Executive Officer based on the Compensation Committee’s evaluation of his performance. The charter also authorizes the Compensation Committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities. The Compensation Committee charter is posted on the website of First Federal Savings Bank of Kentucky at www.ffsbky.bank, under the Policies tab (see “Corporate Policies.”).

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is comprised of Chairman Walter G. Ecton, Jr., David R. Harrod, William D. Gorman, Jr., W. Banks Hudson, and C. Michael Davenport. The Board of Directors’ Nominating/Corporate Governance Committee nominates directors to be voted on at the annual meeting and recommends nominees to fill any vacancies on the Board of Directors. The Board of Directors has adopted a charter for the Nominating/Corporate Governance Committee a copy of which is posted on the website of First Federal Savings Bank of Kentucky at www.ffsbky.bank, under the Policies tab (see “Corporate Policies.”).

It is the policy of the Nominating/Corporate Governance Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company’s Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating/Corporate Governance Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating/Corporate Governance Committee of such stockholder’s recommendation of a director nominee no later than the July 1st preceding the annual meeting of stockholders. Notice should be provided to: Secretary, Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, Kentucky 40602. Such notice must contain the following information:

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•	The name of the person recommended as a director candidate;

•	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

•	As to the stockholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

•	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In its deliberations, the Nominating/Corporate Governance Committee considers a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the banks’ market areas. Any nominee for director made by the Nominating/Corporate Governance Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Nominating/Corporate Governance Committee solicits the Company’s then current directors for the names of potential qualified candidates. Moreover, the Nominating/Corporate Governance Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating/Corporate Governance Committee would then consider the potential pool of director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating/Corporate Governance Committee would consider the proposed nominee in the same manner in which the Nominating/Corporate Governance Committee would evaluate nominees for director recommended by directors.

The Nominating Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. Accordingly, the Board of Directors will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Board of Directors deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board and independence.

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Board and Committee Meetings

The Board of Directors of the Company meets quarterly and may have additional special meetings. During the year ended June 30, 2016, the Board of Directors of the Company met six times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended June 30, 2016 and the total number of meetings held by Committees on which he served during such fiscal year.

Director Attendance at Annual Meeting of Stockholders

Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. Eight of nine directors attended the Company’s 2015 annual meeting of stockholders held on November 12, 2015.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to all of its directors, officers and employees. To obtain a copy of this document at no charge, please write to Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, Kentucky 40602-0535, or call toll-free (888) 818-3372 and ask for Investor Relations.

Director Compensation

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2016 fiscal year. This table excludes perquisites, which did not exceed $10,000 in the aggregate for each director. During the year ended June 30, 2016, all options held by directors expired unexercised.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Stephen G. Barker	18,400	18,400
Walter G. Ecton, Jr.	18,400	18,400
William D. Gorman, Jr.	18,400	18,400
David R. Harrod	18,000	18,000
C. Michael Davenport	16,200	18,000
W. Banks Hudson	23,400	23,400
Tony D. Whitaker (1)	66,200	66,200

_______________

(1) Mr. Whitaker serves as Chairman of the Board of Directors and is an executive officer of the Company. Mr. Whitaker earned $11,200 in fees for service as a director of First Federal of Hazard and $55,000 for service as an executive officer of the Company.

Fees. Each nonemployee director of the Company receives a quarterly retainer of $1,800. Officers of the Company who are directors are not compensated for their service as directors. Directors who also serve as directors of First Federal of Hazard receive $10,800 annually plus $400 for serving on the investment committee. Directors who also serve as directors of First Federal of Kentucky receive $10,800 annually plus $100 for certain committee meetings. Officers of either Bank who are also directors are not compensated for their service as directors.

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AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2016 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Crowe Horwath, LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year.

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Members of the Audit Committee

David R. Harrod (Chairman)

C. Michael Davenport

Walter G. Ecton, Jr.

William D. Gorman, Jr.

W. Banks Hudson

Auditor Fees

The following table sets forth the fees billed to the Company for the fiscal years ended June 30, 2016 and 2015 by Crowe Horwath, LLP:

	2016	2015
Audit fees (1)	$78,800	$77,500
Audit-related fees (2)	16,000	16,000
Tax fees (3)	8,600	8,600
All other fees	0	0
Total	$103,400	$102,100

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s annual financial statements.
(2)	Audit-related fees include review of quarterly reports on Form 10-Q filed by the Company.
(3)	Tax services fees consist of fees for tax compliance services, including preparation of federal and state income tax returns.

Pre-Approval of Services by the Independent Auditor

The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent registered public accounting firm. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent auditors in fiscal years 2016 and 2015 were approved by the Audit Committee before the independent auditors were engaged to provide the services. Certain services such as the review of the Company’s public filings, review of the Company’s tax returns, and general discussions with management regarding accounting issues, which may be construed as necessary for the accurate completion of the audit, are approved in advance on an annual basis. The Committee has also approved the engagement of Crowe Horwath, LLP to prepare the Company’s consolidated tax return for the year ending June 30, 2017.

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STOCK OWNERSHIP

Persons and groups beneficially owning more than 5% of Kentucky First Federal Bancorp common stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth information regarding the shares of Common Stock beneficially owned as of September 30, 2016 by persons known to the Company who beneficially own more than 5% of the common stock, each of the Company’s directors, the non-director executive officer and by all directors and executive officers as a group.

	Amount and Nature		Percent of
	of Beneficial Ownership		Class (1)
Persons Owning Greater than 5%:

First Federal MHC	4,727,938		56.0%
479 Main Street
P.O. Box 1069
Hazard, Kentucky 41702

Directors:

Tony D. Whitaker	115,574	(2)	1.4
Don D. Jennings	55,925		*
Stephen G. Barker	28,731		*
Walter G. Ecton, Jr.	22,202	(3)	*
William D. Gorman, Jr.	11,666		*
David R. Harrod	9,495		*
W. Banks Hudson	47,358	(4)	*
William H. Johnson	42,067		*
C. Michael Davenport	39,606	(5)	*

Executive Officers Who Are Not Directors:

R. Clay Hulette	52,137	(6)	*
Lou Ella Farler	32,071		*

All directors, nominees, and executive officers of the Company as a group (11) persons)	457,832	(7)	5.4

*	Represents less than 1% of the shares outstanding.
(1)	Based on a total of 8,483,5011 shares of Common Stock outstanding as of the Record Date.
(2)	Includes 15,000 shares owned by Mr. Whitaker’s spouse.
(3)	Includes 600 shares in Mr. Ecton’s spouse’s IRA.
(4)	Includes 6,458 shares held by Mr. Hudson’s spouse, 814 shares held in trust, and 45 shares as custodian in UGMA account.
(5)	Includes 578 shares as custodian in UGMA account.
(6)	Includes 29,447 shares owned by Mr. Hulette’s spouse.
(7)	Includes 103,010 shares owned by spouses of insiders.

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ITEMS TO BE VOTED ON BY STOCKHOLDERS

ITEM 1 – ELECTION OF DIRECTORS

The Company’s Board of Directors consists of nine members and is divided into three equal classes with one-third of the directors elected each year. At the annual meeting, three directors will be elected for a term expiring at the 2019 annual meeting of stockholders The Nominating/ Corporate Governance Committee of the Board of Directors has nominated William D. Gorman, Jr., Don D. Jennings, and William H. Johnson, to each serve as a director for a three-year term or until their respective successors have been elected and qualified. All of the nominees are currently members of the Company’s Board.

Pursuant to the Company’s Bylaws, there is no cumulative voting for the election of directors. As a result, directors are elected by a plurality of the votes present in person or by proxy at a meeting at which a quorum is present. This means that the nominees receiving the greatest number of votes will be elected. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

The Board of Directors recommends a vote “FOR” the election of Messrs. Gorman, Jennings, and Johnson.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of September 30, 2016. The indicated period of service as a director includes the period of service as a director of one of our bank subsidiaries.

Nominees for Election as Directors

The nominees for election to serve for three-year terms are:

William D. Gorman, Jr. was elected as a director of First Federal Savings & Loan of Hazard on December 16, 2010. He follows in the footsteps of his late father, Mayor William D. Gorman, who served as a director of First Federal Savings & Loan of Hazard and Kentucky First Federal Bancorp. Mr. Gorman served as President and Chief Executive Officer of Hazard Insurance Group, LLC through July 31, 2014 and continues to work for that firm as a consultant. Earlier, he was Vice President and General Manager of WKYH-TV in Hazard and was founder of radio station WYZQ, now WQXY in Hazard. In 2004, he served as President of the Independent Insurance Agents of Kentucky. He is a member and past president of the Hazard Lions Club. He has served on the Hazard-Perry County Tourism Commission and on the Board of Directors of both Kentucky Education Television and Hazard Appalachian Regional Hospital. Mr. Gorman is a graduate of the University of Kentucky. Age 67. Director since 2010.

Mr. Gorman’s many years as an important part of the business and civic communities of Hazard and Perry County, as well as his past service to First Federal of Hazard, make him an excellent member of the Board.

Don D. Jennings has served as President and as a Director of the Company since its inception in March 2005. On January 1, 2013, he was appointed Chief Executive Officer of the Company. Prior to the merger between Kentucky First Federal Bancorp and Frankfort First Bancorp, he served as President and Chief Executive Officer of Frankfort First Bancorp. He currently also serves as President and Chief Executive Officer of First Federal of Kentucky, where he has been employed since 1991. He currently serves on the American Bankers Association Mutual Advisory Committee and previously served on the Board of the Kentucky Bankers Association. Age 51. Director since 1998.

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Mr. Jennings has extensive knowledge of the workings of both public companies and banks. He was intimately involved in the formation of both Kentucky First Federal Bancorp and Frankfort First Bancorp and has played a major role in the structure of the entire corporation

William H. Johnson was named President and Chief Executive Officer of Central Kentucky Federal Savings Bank and CKF Bancorp in August 2005 and served in that capacity until his appointment effective January 1, 2013 as Danville-Lancaster Area President for First Federal Savings Bank, which acquired Central Kentucky Federal. He joined Central Kentucky Federal Savings Bank as Senior Vice President in September 1998 and was named Secretary in April 1999. Prior to that, he served for 16 years as Vice President and Regional Manager of Great Financial Bank, F.S.B. and for seven years as Managing Officer of Commonwealth First Federal Savings and Loan Association, Danville, Kentucky. He has served on the Board of Directors of the Kentucky Bankers Association. Age 66. Director since 2013.

Mr. Johnson’s experience in the Danville community and the Danville banking market are nearly unequalled. His knowledge of the area as well as his experience in managing Central Kentucky Federal puts him in position to provide valuable insight to the Board of Kentucky First Federal Bancorp.

Directors Continuing in Office

The following directors have terms ending in 2017:

C. Michael Davenport is a builder, developer, real estate broker, and auctioneer. Mr. Davenport has successfully developed a number of commercial and residential properties in Franklin County, Kentucky including Prevention Park and Bittersweet Farms. He has been involved in innumerable charitable and community-building activities including serving as a co-founder of L.I.F.E. House for Animals, a no-euthanasia adoption facility. He devotes his auctioneering skills exclusively to non-profit events. He has been a tireless promoter for the economic and quality-of-life interests of Frankfort and Franklin County. Visitors are welcomed by a 1800 square foot American flag he erected along interstate 64. Mr. Davenport has served as a director of First Federal Savings Bank of Kentucky since 1996. He also served on the board of Frankfort First Bancorp, which was a publicly-traded bank holding company until 2005 when it merged with Kentucky First Federal Bancorp. Age 57.

Mr. Davenport was appointed as director of Kentucky First Federal Bancorp in August, 2015 Mr. Davenport possesses a high degree of knowledge of the real estate industry and the business environment of Central Kentucky. This, coupled with his experience as a bank director, make him an extremely valuable addition to the Company’s board.

Walter G. Ecton, Jr. has been a director of the Company since its inception in March 2005. He has been engaged in the private practice of law in Richmond, Kentucky since 1979. He has served as a director of First Federal of Hazard since 2004. Age 61. Director since 2005.

Mr. Ecton is a graduate of Centre College and received his Juris Doctorate of law from the University of Kentucky where he was a member of the Kentucky Law Journal. Mr. Ecton also earned a Masters Degree in Business Administration from the University of Kentucky. In addition to his private practice, Mr. Ecton served as an Assistant’s Commonwealth’s Attorney from 1981-1993. Mr. Ecton previously served as legal counsel to First Federal of Richmond, Kentucky and as an advisory director of Great Financial Bank and U.S. Bank. His knowledge of the banking industry through this service and through his extensive education and legal career provides the Board valuable expertise.

W. Banks Hudson is a retired attorney. Mr. Hudson was a partner in the Danville, Kentucky, law firm of Hudson and Hudson until his retirement on June 1, 2014. His practice specialized in real estate, estate planning and business law . He has served on the Board of Directors of the Boyle County Industrial Foundation, the Bluegrass Community Foundation, the Lottie B. Ellis Scholarship and Discretionary Fund Advisory Board as Chairman, the Danville-Boyle County Chamber of Commerce, and Heart of Danville, Inc. (Main Street Program). Mr. Hudson served as a director of CKF Bancorp from 1981 until the merger with Kentucky First Federal Bancorp. Age 69. Director since 2013.

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Mr. Hudson brings a wealth of experience from his legal career and service to CKF Bancorp as Director and as Chairman. That, coupled with his longstanding prominence in the Danville community, makes Mr. Hudson extremely well-qualified to guide Kentucky First Federal Bancorp into its new markets and new endeavors.

The following directors have terms ending in 2018:

Stephen G. Barker has been a director of the Company since its inception in March 2005. Mr. Barker is the Executive Vice President and General Counsel for Kentucky River Properties LLC, which owns significant land, mineral, oil and gas and timber resources in Kentucky. Kentucky River's lessees include several nationally known publicly traded resource producers. Mr. Barker has been employed by Kentucky River Coal Corporation and Kentucky River Properties LLC since 1985, and has served as Assistant General Counsel and Assistant Secretary. Mr. Barker is a Director and a member of the Executive Committee of the National Council of Coal Lessors in Washington, D.C. Mr. Barker has been in the private practice of law in Hazard since 1980 and has provided legal representation to First Federal since 1982. Mr. Barker also served as Master Commissioner for the Perry Circuit Court and is a member and past President of the Perry County Bar Association. He is a member of the Kentucky Bar Association and the American Bar Association and is admitted to practice before the Kentucky Supreme Court and the U.S. District Court for the Eastern District of Kentucky. Prior to obtaining his Juris Doctorate from the University of Kentucky College of Law, Mr. Barker received a Bachelor of Science in Forestry from the University of Kentucky and was a forester and served as District Conservationist with the United States Department of Agriculture Soil Conservation Service in eastern Kentucky. Mr. Barker continues to serve as a District Supervisor and Secretary and Treasurer of the Perry County Conservation District. He is a member of the Society of American Foresters. Mr. Barker is a private pilot and a member of the Aircraft Owners and Pilots Association and is Chairman of the Hazard Perry County Airport Board which manages the Wendell H. Ford Regional Airport near Hazard. Mr. Baker has also served on the Board of Directors of the Company’s wholly owned subsidiary, First Federal Savings and Loan Association of Hazard since 1997. Age 62. Director since 1997.

Mr. Barker’s long service to First Federal of Hazard represents a valuable level of expertise and commitment, along with his extensive knowledge of real estate derived from his legal career make him an exceptional member of the board.

David R. Harrod has been a director of the Company since its inception in March 2005. Mr. Harrod is a certified public accountant and is a principal of Harrod and Associates, P.S.C., a Frankfort, Kentucky-based accounting firm. He currently serves as a Director and Treasurer of the Franklin County Industrial Development Authority. He has served as a Director of Frankfort First Bancorp, Inc. and First Federal of Kentucky since 2003. He also previously served as Director and Chairman of the Audit Committee of Frankfort First Bancorp, Inc. Age 57. Director since 2003.

Mr. Harrod’s financial expertise is a necessary component of the board. His career in public accounting, which has included audit work for a publicly-traded financial institution, affords him an exceptional level of knowledge that is highly appropriate as he chairs the Company’s audit committee and, as such, is the liaison between the board and the independent public accountants.

Tony D. Whitaker has served as Chairman of the of the Company since its inception in March 2005. He served as Chief Executive Officer of the Company from its inception until his retirement on January 1, 2013. He served as President and Chief Executive Officer of First Federal of Hazard from 1997 until his retirement on January 1, 2013, although he still serves as Chairman of the First Federal of Hazard board, on which he has served as a director since 1993. Mr. Whitaker was President of First Federal Savings Bank in Richmond, Kentucky from 1980 until 1994. From 1994 until 1996, Mr. Whitaker was the President of the central Kentucky region and served on the Board of Great Financial Bank, a $3 billion savings and loan holding company located in Louisville, Kentucky. Mr. Whitaker served as a director of the Federal Home Loan Bank of Cincinnati from 1991 to 1997, including a term as Vice-Chairman. He served on the Board of America’s Community Bankers, a national banking trade group, from 2001 to 2007. Mr. Whitaker has served on the Board of Directors , including a term as Chairman, of Pentegra Group, Inc., a financial services company specializing in retirement benefits, since 2002. He served as Chairman of the Kentucky Bankers Association in 2011-12. Age 71. Director since 1993.

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Based on his level of experience and the breadth of his career, Mr. Whitaker has few peers among bankers still actively working. His expertise in the Kentucky thrift community is incomparable. He is both the architect and ongoing leader of Kentucky First Federal and as such provides extremely valuable service to our board.

Executive Officers Who Are Not Directors

The following sets forth information with respect to the executive officers of the Company who do not serve on the Board of Directors.

R. Clay Hulette has served as Vice President, Treasurer and Chief Financial Officer of the Company since its inception in March 2005. Since 2000, he has served as Vice President and Chief Financial Officer of Frankfort First. In January 2012, Mr. Hulette was named as a Director of First Federal of Kentucky. In March 2007, he was named President of First Federal of Kentucky having served as Vice President and Treasurer since 2000. On January 1, 2013, he was appointed Frankfort Area President for First Federal of Kentucky. He has been employed by First Federal of Kentucky since 1997. He is a Certified Public Accountant. Mr. Hulette’s spouse, Teresa Hulette, serves as Executive Vice President of First Federal of Kentucky. Age 54.

Lou Ella Farler has served as President and Chief Executive Officer of First Federal of Hazard since January 1, 2013. She has served on the board of First Federal of Hazard since 2011. She began her career at First Federal in 1975. She has served her community on various civic committees and was a Hazard City Commissioner from 2002-2012. Age 59.

ITEM 2—RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Crowe Horwath, LLP to be the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017, subject to ratification by stockholders. There are no plans for a representative of Crowe Horwath LLP to be present at the 2016 annual meeting.

If the ratification of the appointment of the independent registered public accounting firm is not approved by stockholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

ITEM 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires, beginning in 2013, that we provide our stockholders with the opportunity to express their views, on a non-binding advisory basis, on the compensation of the named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the stockholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

At the Annual Meeting of Kentucky First Federal Bancorp in 2013, shareholders were asked to vote on the frequency this vote should be held. Upon the recommendation of the Board, the shareholders voted to hold this vote annually.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote “FOR” approval of the compensation of the named executive officers.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table is furnished for the individual serving as the principal executive officer of the Company during the year ended June 30, 2016 and for the two other most highly compensated executive officers of the Company who received a salary of $100,000 or more during the year ended June 30, 2016.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($) (1)	Total ($)

Don D. Jennings	2016	187,500	9,320	196,820
Chief Executive Officer of Kentucky First Federal Bancorp and First Federal Savings Bank of Kentucky; Chairman of First Federal Savings Bank of Kentucky.	2015	175,000	9,194	184,194

R. Clay Hulette,	2016	169,033	9,227	178,260
Vice President, Chief Financial Officer and Treasurer of Kentucky First Federal Bancorp; Area President and Director of First Federal Savings Bank of Kentucky	2015	159,090	8,685	167,775

William H. Johnson,	2016	136,823	9,045	145,868
Vice President of Kentucky First Federal Bancorp; Area President and Director of First Federal Savings Bank of Kentucky	2015	132,677	9,204	141,881

(1)	Details of the amounts reported in the “All Other Compensation” column for 2016 are provided in the table below.

	Don D. Jennings	R. Clay Hulette	William H. Johnson

Medical Insurance	$7,380	$7,376	$6,686
Cell Phone Usage	0	0	906
Disability Insurance	980	891	721
Parking	312	312	0
Life Insurance	648	648	460
Dental Insurance	0	0	272
Total	$9,320	$9,227	$9,045

Executive officers receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by any named executive officer in fiscal 2016 did not exceed $10,000.

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Employment Agreements

The Company and First Federal of Kentucky have entered into separate employment agreements with Don D. Jennings, President and Chief Operating Officer of Kentucky First Federal Bancorp and Chairman and Chief Executive Officer of First Federal of Kentucky, with R. Clay Hulette, Vice President and Chief Financial Officer of Kentucky First Federal Bancorp and Frankfort Area President of First Federal of Kentucky, and William H. Johnson, Vice President and Danville-Lancaster Area President of First Federal of Kentucky.  Such employment agreements are referred to herein as the “Agreements.” The Agreements provide for three-year terms, expiring on August 15, 2019, renewable on an annual basis for an additional year upon review and extension by the respective Boards of Directors of Kentucky First Federal Bancorp and First Federal of Kentucky.  The Agreements establish a base salary of $190,000, $171,022, and $137,652 for Messrs. Jennings, Hulette, and Johnson respectively.  In addition to establishing a base salary, the Agreements provide for, among other things, participation in stock-based and other benefit plans, as well as certain fringe benefits.

The Agreements also provide that Kentucky First Federal Bancorp and First Federal of Kentucky may terminate the employment of Messrs. Jennings, Hulette, or Johnson for cause, as defined in the Agreements, at any time.  No compensation or benefits are payable upon termination of either officer for cause.  Each of the officers may also voluntarily terminate his employment by providing 90 days prior written notice.  Upon voluntary termination, the officer receives only compensation and vested benefits through the termination date.

The Agreements terminate upon the officer’s death, and his estate receives any compensation due through the last day of the calendar month of death.  The Agreements also allow the appropriate Boards to terminate the employment of Messrs. Jennings, Hulette, or Johnson due to disability, as defined in the Agreements.  A disabled executive receives any compensation and benefits provided for under the agreement for any period prior to termination during which the executive was unable to work due to disability.  Messrs. Jennings, Hulette, and Johnson also may receive disability benefits under First Federal of Kentucky’s long-term disability plan(s) without reduction for any payments made under the Agreement.  During a period of disability, to the extent reasonably capable of doing so, the officer agrees to provide assistance and undertake reasonable assignments for the employers.

The Agreements also require Messrs. Jennings and Hulette to agree not to compete with Kentucky First Federal Bancorp, First Federal of Hazard or First Federal of Kentucky for one year following a termination of employment, other than in connection with a change in control.  Kentucky First Federal Bancorp or First Federal of Kentucky will pay or reimburse Messrs. Jennings, Hulette, and Johnson for all reasonable costs and legal fees paid or incurred by him in any dispute or question of interpretation regarding the Agreements, if the executive is successful on the merits in a legal judgment, arbitration proceeding or settlement.  The Agreements also provide Messrs. Jennings, Hulette, and Johnson with indemnification to the fullest extent legally allowable.

Under the Agreements, if either Kentucky First Federal Bancorp or First Federal of Kentucky terminates the employment of Messrs. Jennings, Hulette, or Johnson without cause, or if Messrs. Jennings, Hulette, or Johnson resigns under specified circumstances that constitute constructive termination, he receives his base salary and continued employee benefits for the remaining term of the Agreement, as well as continued health, life and disability coverage under the same terms such coverage is provided to other senior executives, or comparable individual coverage.

Under the Agreements, if, within one year after a change in control (as defined in the Agreements), either of Messrs. Jennings, Hulette, or Johnson voluntarily terminates his employment under circumstances discussed in the Agreement, or involuntarily terminates employment, the executive receives a cash payment equal to three times his average annual compensation over the five most recently completed calendar years preceding the change in control. He also receives continued employee benefits and health, life and disability insurance coverage for thirty-six months following termination of employment.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s “base amount” are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of their base amount, and the employer is not entitled to deduct any parachute payments over the base amount. The Agreements limit payments made to Messrs. Jennings, Hulette, or Johnson in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

19

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards at the year ended June 30, 2016. All options awarded in the 2005 Equity Incentive Plan expired during the year unexercised.

Retirement Plan

Messrs. Jennings, Hulette and Johnson participate in the Financial Institution Retirement Plan (the “Retirement Plan”) to provide retirement benefits for eligible employees. Employees are eligible to participate in the Retirement Plan after the completion of one year of employment and attainment of age 21. The formula for normal retirement benefits payable annually 1.50%, under the First Federal of Kentucky Retirement Plan, of the average of the participant’s highest five years of compensation multiplied by the participant’s years of service. Beneficiaries under the First Federal of Kentucky Retirement Plan may have the option of receiving all or some benefits in a lump sum.

The present value of accumulated benefits for the First Federal of Kentucky Retirement Plan is calculated using the accrued benefit multiplied by a present value factor based on an assumed age 65 retirement date, the 1994 Group Annuity Mortality table projected five years and an interest rate of 5.00% for 50% of the benefit and 7.75% for 50% of the benefit, discounted to current age at an assumed interest rate of 7.75%.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Company’s officers and directors and all persons who own more than 10% of the Common Stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company’s review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2015 all Reporting Persons have complied with these reporting requirements.

Transactions with Related Persons

First Federal of Hazard and First Federal of Kentucky both offer loans to their directors and executive officers. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features. Under current law, the Banks’ loans to directors and executive officers are required to be made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons who are not related to the lender and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Company’s Board of Directors. At June 30, 2016, loans to directors and executive officers and their affiliates totaled $1,043,333, or 1.5%, of the Company’s stockholders’ equity, at that date. Any transaction with a director, nominee for director, executive officer or 5% stockholder or with a family member of any such person must be approved in advance by the Audit Committee of the Board of Directors.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company’s Secretary no later than October 24, 2016. In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the fiscal year ending June 30, 2017, any stockholder proposal to take action at such meeting must be received at the Company’s executive offices at P.O. Box 535, Frankfort, Kentucky 40602 by no later than June 16, 2017. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

20

STOCKHOLDER COMMUNICATIONS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Secretary, Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, Kentucky, 40602. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or telephone without additional compensation.

The Company’s 2016 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on September 30, 2016. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 as filed with the Securities and Exchange Commission will be furnished without charge to each stockholder as of the Record Date upon written request to the Secretary, Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, KY 40602.

BY ORDER OF THE BOARD OF DIRECTORS

Lee Ann Hockensmith
Secretary

October 14, 2016

Frankfort, Kentucky

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Dear Participant,

As a participant in the Kentucky First Federal Bancorp Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct Pentegra Trust Company (the “ESOP Trustee”) how to vote the shares of Kentucky First Federal Bancorp (the “Company”) common stock allocated to your ESOP account on the proposals presented at the Annual Meeting of Stockholders of the Company on November 15, 2016 (the “Annual Meeting”).

The ESOP Trustee will vote all allocated shares of Company common stock as directed by the ESOP participants. The ESOP Trustee will vote unallocated shares of Company common stock held in the ESOP Trust and the allocated shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receive from participants, subject to their fiduciary duties.

HOW TO EXERCISE YOUR VOTING INSTRUCTION RIGHTS

The enclosed ESOP Voting Instruction Card allows you to transmit your voting instructions to the ESOP Trustee via U.S. Mail (a postage-paid envelope is provided), the Internet or by telephone. Please note that to direct the ESOP Trustee to vote with respect to any of the proposals presented at the Annual Meeting, you must provide specific instructions, electing not to vote on a matter is not considered an instruction to the ESOP Trustee.

CONFIDENTIALITY OF VOTING INSTRUCTIONS

Your specific voting instructions to the ESOP Trustee will be completely confidential. The ESOP Trustee will tabulate the voting instructions provided by ESOP participants and has agreed to maintain your voting instructions in strict confidence. In no event will your specific voting instructions be reported to any employee or director of the Company, First Federal Savings Bank of Kentucky or First Federal Savings and Loan Association of Hazard.

DELIVERY OF PROXY MATERIALS

A copy of the Company’s Annual Meeting Proxy Statement (“Proxy Statement”) and a copy of its 2016 Annual Report to Shareholders are enclosed for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Monday, November 15, 2016, at 4:00 p.m., local time, at the Challenger Learning Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky.

DEADLINE FOR PROVIDING YOUR VOTING INSTRUCTIONS

Your voting instructions must be received by Pentegra by 11:59 p.m. Eastern Time on November 7, 2016.

Sincerely,

Don D. Jennings
President and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF

KENTUCKY FIRST FEDERAL BANCORP

November 15, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at https://materials.proxyvote.com/491292

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20330300000000001000 2 111516

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" THE OTHER PROPOSITIONS STATED.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1 The election as directors of nominees listed below.
For a term expiring at the 2019 Annual Meeting

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ William D. Gorman, Jr.
○ Don D. Jennings
○ William H. Johnson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Crowe Horwath, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2017:	☐	☐	☐
3. The approval of the compensation of the named executive officers.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE OTHER PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then power of said attorneys and proxies shall be deemed terminated and of no further force effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated October 14, 2016 and an Annual Report.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.